EXHIBIT 99.1

RealPage Reports Q3 2010 Financial Results

  Total Revenue of $48.0 Million, an Increase of 34.7% Year-Over-Year
  Adjusted EBITDA of $9.1 Million, an Increase of 44.1% Year-Over-Year

CARROLLTON, Texas, Nov. 3, 2010 (GLOBE NEWSWIRE) -- RealPage, Inc. (Nasdaq:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its third fiscal quarter ended September 30, 2010.

Steve Winn, chairman and CEO of RealPage, said, "We wish to thank our customers, shareholders and employees for their contribution to our consistent growth which culminated in our initial public offering in August of this year. Our financial results were excellent with strong revenue growth and operating cash flow for the quarter. This growth is attributable to the wide spread endorsement of our integrated software-as-a-service offerings that help owners lift revenue and reduce operating cost."

Q3 Financial Highlights

  Total revenue was $48.0 million, an increase of 34.7% year-over-year
  On demand revenue was $43.1 million, an increase of 30.3% year-over-year;
  GAAP net loss attributable to common stockholders was $0.3 million, or $0.01 per diluted share, a year-over-year decrease of 54.3% and 66.7%, respectively; Non-GAAP net income was $3.1 million, or $0.05 per diluted share, a year-over-year increase of 87.7% and 66.7%, respectively;
  Adjusted EBITDA was $9.1 million, an increase of 44.1% year-over-year;
  Net cash provided by operating activities was $6.5 million, an increase of 86.4% year-over-year.

Recent Business Highlights

  The company acquired Level One, a leading on demand apartment leasing center in the U.S., whose on-demand leasing service is designed to enable owners to lease more apartments, reduce overall marketing expense and free-up on-site leasing staff to focus more energy on resident satisfaction and renewals. The company plans to integrate Level One with its CrossFire product family and market the combined offering under the Level One brand.
  The company continued to increase new units managed with one or more RealPage SaaS products or services.
  The company continued to penetrate its installed customer base with additional products and services thereby increasing average revenue per unit.
  The company closed four RealPage Cloud Service contracts providing Infrastructure-as-a-Service enabling owners to outsource IT functions and redirect internal IT resources to more strategic business process improvement initiatives.

Financial Outlook

RealPage management expects to achieve the following results during its fourth fiscal quarter ended December 31, 2010:

  Total revenue is expected to be in the range of $53.0 million to $54.0 million;
  Adjusted EBITDA is expected to be in the range of $10.3 million to $10.8 million;
  Non-GAAP net income is expected to be in the range of $4.2 million to $4.5 million, or $0.06 to $0.07 per diluted share; and
  Weighted average shares outstanding of approximately 67.2 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2010:

  Total revenue is expected to be in the range of $187.0 million to $188.0 million;
  Adjusted EBITDA is expected to be in the range of $34.6 million to $35.1 million;
  Non-GAAP net income is expected to be in the range of $11.7 million to $12.0 million, or $0.19 to $0.20 per diluted share; and
  Full year weighted average shares outstanding of approximately 60.5 million.

RealPage management expects to achieve preliminary results for its calendar year ended December 31, 2011:

  Total revenue growth is expected to be in the range of $245.0 million to $255.0 million; and
  Adjusted EBITDA is expected to be in the range of $56.0 million to $59.0 million.

The above statements are based on current expectations and are inclusive of the impact of Level One. These statements are forward-looking, and actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. ET to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 800-642-1687 or 706-645-9291, passcode 19437189, until November 13, 2010.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on-demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its six on-demand product lines include OneSite© property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, and military housing properties; Level One© (formerly CrossFire) that enable owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar© asset optimization systems that increase asset valuation and investment return; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk© risk mitigation systems that are designed to reduce a community's exposure to risk and liability; and OpsTechnology™ spend management systems that help owners manage and control operating expenses. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations and potential growth and plans, management, branding and profit margins of Level One as well as market opportunities and developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses, including Level One, and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; and (g) such other risk and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Prospectus previously filed with SEC pursuant to Rule 424(b)(4) on August 12, 2010. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures: non-GAAP net income, non-GAAP net income per share, adjusted EBITDA and non-GAAP operating income. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses and acquisition related expenses (including any purchase accounting adjustments). We define Adjusted EBITDA as net (loss) income plus depreciation and asset impairment, amortization of intangible assets, interest expense, net, income tax expense (benefit), stock-based compensation expense and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included at the end of this release.

Condensed Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2010 and 2009
(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
On demand	$ 43,097	$ 33,069	$ 120,393	$ 93,185
On premise	2,127	468	6,419	3,346
Professional and other	2,804	2,117	7,403	6,234
Total revenue	48,028	35,654	134,215	102,765
Cost of revenue(1)	20,203	15,201	56,595	42,804
Gross profit	27,825	20,453	77,620	59,961
Operating expense:
Product development(1)	9,127	6,675	26,431	20,273
Sales and marketing(1)	9,428	7,363	25,793	20,376
General and administrative(1)	6,969	4,552	20,230	13,275
Total operating expense	25,524	18,590	72,454	53,924
Operating income	2,301	1,863	5,166	6,037
Interest expense and other, net	(1,822)	(1,123)	(4,749)	(3,106)
Net income before income taxes	479	740	417	2,931
Income tax expense	187	64	164	218
Net income	$ 292	$ 676	$ 253	$ 2,713

Net loss attributable to common stockholders
Basic	$ (327)	$ (715)	$ (2,691)	$ (1,559)
Diluted	$ (327)	$ (715)	$ (2,691)	$ (1,559)
Net loss per share attributable to common stockholders
Basic	$ (0.01)	$ (0.03)	$ (0.08)	$ (0.07)
Diluted	$ (0.01)	$ (0.03)	$ (0.08)	$ (0.07)
Weighted average shares used in computing net loss per share attributable to common stockholders
Basic	43,636	23,904	31,878	23,856
Diluted	43,636	23,904	31,878	23,856

(1)Includes stock-based compensation expense as follows :	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Cost of revenue	$ 140	$ 103	$ 407	$ 255
Product development	627	277	1,664	775
Sales and marketing	201	135	541	350
General and administrative	391	211	1,133	524

Condensed Consolidated Balance Sheets
At September 30, 2010 (unaudited) and December 31, 2009
(unaudited, in thousands, except share and per share data)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$ 39,394	$ 4,427
Restricted cash	12,941	14,886
Accounts receivable, less allowance for doubtful accounts of $2,464 and $2,222 at September 30, 2010 and December 31, 2009, respectively	24,948	25,841
Deferred tax asset, net of valuation allowance	1,799	3,110
Other current assets	6,595	2,739
Total current assets	85,677	51,003
Property, equipment and software, net	21,048	20,749
Goodwill	37,380	27,366
Identified intangible assets, net	34,571	22,891
Deferred tax asset, net of valuation allowance	16,628	17,803
Other assets	2,398	2,301
Total assets	$ 197,702	$ 142,113
Liabilities, redeemable convertible preferred stock and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$ 6,523	$ 3,705
Accrued expenses and other current liabilities	11,449	10,830
Current portion of deferred revenue	43,459	39,976
Current portion of long-term debt	6,281	8,412
Customer deposits held in restricted accounts	12,857	15,127
Total current liabilities	80,569	78,050
Deferred revenue	7,493	9,452
Revolving credit facility	2,040	--
Long-term debt, less current portion	32,453	43,449
Other long-term liabilities	5,307	5,806
Total liabilities	127,862	136,757
Commitments and contingencies
Redeemable convertible preferred stock	--	71,832
Stockholders' (deficit) equity:
Common stock, $0.001 par value per share: 125,000,000 and 67,500,000 shares authorized, 63,365,592 and 26,667,319 shares issued and 63,156,549 and 26,460,781 shares outstanding at September 30, 2010 and December 31, 2009, respectively	63	27
Additional paid-in capital	160,298	24,232
Treasury stock, at cost: 209,043 and 206,538 shares at September 30, 2010 and December 31, 2010	(958)	(938)
Accumulated deficit	(89,544)	(89,797)
Accumulated other comprehensive loss	(19)	--
Total stockholders' (deficit) equity	69,840	(66,476)
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$ 197,702	$ 142,113

Condensed Consolidated Statements of Cash Flows
For the Three and Nine Months Ended September 30, 2010 and 2009
(unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Cash flows from operating activities:
Net income	$ 292	$ 676	$ 253	$ 2,713
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,312	3,699	14,856	10,703
Deferred tax (benefit)	(76)	--	(162)	--
Stock-based compensation	1,359	726	3,745	1,904
Loss on disposal of assets	54	(1)	57	192
Impairment of assets	--	--	--	--
Acquisition-related contingent consideration	39	--	39	--
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:	(436)	(1,589)	(4,047)	2,029

Net cash provided by operating activities	6,544	3,511	14,741	17,541
Cash flows from investing activities:
Purchases of property, equipment	(2,709)	(2,223)	(7,427)	(6,334)
Acquisition of businesses, net of cash acquired	(3,939)	(3,022)	(17,231)	(3,787)
Net cash used by investing activities	(6,648)	(5,245)	(24,658)	(10,121)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discount and offering costs	$ 57,688	$ --	$ 57,688	$ --
Proceeds from (payments on) debt, net	(23,081)	9,838	(12,763)	4,410
Preferred stock dividend	(666)	--	(666)	--
Issuance of common stock	447	258	664	270
Purchase of treasury stock	(16)	(346)	(20)	(436)
Net cash provided by financing activities	34,372	9,750	44,903	4,244
Net increase in cash and cash equivalents	34,268	8,016	34,986	11,664
Effect of exchange rate on cash	(6)	--	(19)	--
Cash and cash equivalents:
Beginning of period	5,132	7,896	4,427	4,248
End of period	$ 39,394	$ 15,912	$ 39,394	$ 15,912

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2010 and 2009
(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Adjusted Gross Profit:
Gross profit	$ 27,825	$ 20,453	$ 77,620	$ 59,961
Depreciation and amortization of intangible assets	3,308	1,767	8,912	5,056
Stock-based compensation expense	140	103	407	255
Adjusted gross profit	$ 31,273	$ 22,323	$ 86,939	$ 65,272

Adjusted gross margin	65.1%	62.6%	64.8%	63.5%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Adjusted EBITDA:
Net income	$ 292	$ 676	$ 253	$ 2,713
Depreciation and asset impairment	2,606	2,419	7,657	6,932
Amortization of intangible assets	2,760	1,279	7,256	3,963
Interest expense, net	1,822	1,123	4,759	3,106
Income tax expense	187	64	164	218
Stock-based compensation expense	1,359	726	3,745	1,904
Acquisition-related expense	61	20	453	20
Adjusted EBITDA	$ 9,087	$ 6,307	$ 24,287	$ 18,856

Adjust EBITDA Margin	18.9%	17.7%	18.1%	18.3%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Total Product Development:
Expenses:	$ 9,127	$ 6,675	$ 26,431	$ 20,273
Amortization of intangible assets	--	--	--	--
Stock-based compensation expense	627	277	1,664	775
Non-GAAP Total Product Development:	$ 8,500	$ 6,398	$ 24,767	$ 19,498

Non-GAAP Total Product Development as % of Revenue:	17.7%	17.9%	18.5%	19.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Total Sales and Marketing:
Expenses:	$ 9,428	$ 7,363	$ 25,793	$ 20,376
Amortization of intangible assets	780	732	2,291	2,301
Stock-based compensation expense	201	135	541	350
Non-GAAP Total Sales and Marketing:	$ 8,447	$ 6,496	$ 22,961	$ 17,725

Non-GAAP Total Sales and Marketing as % of Revenue:	17.6%	18.2%	17.1%	17.2%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Total General and Administrative:
Operating Expenses	$ 6,969	$ 4,552	$ 20,230	$ 13,275
Acquisition costs	61	20	453	20
Stock-based compensation expense	391	211	1,133	524
Non-GAAP Total General and Administrative:	$ 6,517	$ 4,321	$ 18,644	$ 12,731

Non-GAAP Total General and Administrative as % of Revenue:	13.6%	12.1%	13.9%	12.4%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2010 and 2009
(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Total Operating Expenses:
Operating Expenses	$ 25,524	$ 18,590	$ 72,454	$ 53,924
Amortization of intangible assets	780	732	2,291	2,301
Acquisition costs	61	20	453	20
Stock-based compensation expense	1,219	623	3,338	1,649
Non-GAAP Total Operating Expenses:	$ 23,464	$ 17,215	$ 66,372	$ 49,954

Non-GAAP Total Operating Expenses as % of Revenue:	48.9%	48.3%	49.5%	48.6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Operating Income:
Operating income	$ 2,301	$ 1,863	$ 5,166	$ 6,037
Amortization of intangible assets	2,760	1,279	7,256	3,963
Stock-based compensation expense	1,359	726	3,745	1,904
Acquisition-related expense	61	20	453	20
Non-GAAP operating income	$ 6,481	$ 3,888	$ 16,620	$ 11,924

Non-GAAP operating margin	13.5%	10.9%	12.4%	11.6%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Non-GAAP Net Income:
Net income	$ 292	$ 676	$ 253	$ 2,713
Amortization of intangible assets	2,760	1,279	7,256	3,963
Stock-based compensation expense	1,359	726	3,745	1,904
Accelerated interest expense related to preferred notes payable	530	--	530	--
Acquisition-related expense	61	20	453	20
Subtotal of tax deductible items	4,710	2,025	11,984	5,887

Tax impact of tax deductible items(1)	(1,884)	(810)	(4,794)	(2,355)
Tax expense resulting from applying effective tax rate(2)	(5)	(232)	(3)	(954)
Non-GAAP net income	$ 3,113	$ 1,659	$ 7,441	$ 5,291

Non-GAAP net income per share - diluted	$ 0.05	$ 0.03	$ 0.13	$ 0.10

Weighted average shares - diluted	43,636	23,904	31,878	23,856
Conversion of redeemable convertible preferred stock(3)	15,153	29,044	24,362	29,044
Weighted average effect of dilutive securities	3,476	457	2,037	431
Non-GAAP weighted average shares - diluted	62,265	53,405	58,277	53,331

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, and acquisition-related expense.
(2) Represents the adjusting income tax to a federal tax rate of 35% and a blended state tax rate of 5%.
(3) Represents common shares from the conversion of redeemable convertible preferred shares as if the shares were converted as of the beginning of the indicated period.
CONTACT:  RealPage, Inc.
          Investor Relations
          Rhett Butler
            972-820-3773
            rhett.butler@realpage.com
          Media
          Andrea Massey
            972-820-3150
            andrea.massey@realpage.com